United States Commodity Funds LLC

Report of Independent Registered Public Accounting Firm

To the Members of the Audit Committee
of the Board of Directors of United States Commodity Funds LLC

Opinion on the Financial Statements

We have audited the accompanying statements of financial condition of United States Commodity Funds LLC (the “Company”) as of December 31, 2021 and 2020, and the related notes to these financial statements (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

F-1

Consideration of Loss Contingencies

Description of the Matter

As described in Note 5 of the financial statements, the Company is party to various legal proceedings and regulatory inquiries. The Company accrues a liability when it believes a loss is probable and the amount can be reasonably estimated. With respect to these legal matters, the Company discloses that a negative outcome is deemed not probable, nor any range of losses estimable, as of December 31, 2021.

Auditing the Company’s accounting for, and disclosure of, loss contingencies related to the various legal proceedings was especially challenging due to the significant judgement required to evaluate management’s assessment of the likelihood of a loss, and of the potential amount or range of such loss.

How We Addressed the Matter in Our Audit

To test the Company’s assessment of the probability of incurrence of a loss, whether the loss was reasonably estimable, and the conclusion and disclosures regarding any range of possible losses, including when the Company believes such a range cannot be reasonably estimated at this time, we read the minutes or a summary of the meetings of the committees of the Board of Directors, requested and received internal and external legal counsel confirmations letters, discussed with legal counsel the nature of the various matters and obtained representations from management. We also evaluated the appropriateness of the related disclosures included in Note 5 to the financial statements.

/s/ BPM LLP

We have served as the Company’s auditor since 2015.

San Francisco, California

March 24, 2022

F-2

United States Commodity Funds LLC

Statements of Financial Condition

December 31, 2021 and 2020

	2021	2020
ASSETS

Current assets:
Cash and cash equivalents	$9,243,706	$9,931,418
Investments at fair value	1,051,346	1,050,912
Management fees receivable - related party	1,693,171	2,090,951
Other current assets	173,961	180,866

Total current assets	12,162,184	13,254,147

Deferred tax assets, net	487,193	573,737
Operating lease right-of-use asset	240,647	374,352
Other assets	13,455	13,455

Total assets	$12,903,479	$14,215,691

LIABILITIES AND MEMBER’S EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$1,073,451	$1,235,981
Expense waivers payable - related party	128,748	975,228
Income taxes payable	300,558	325,051
Current portion operating lease liability	136,470	140,826

Total current liabilities	1,639,227	2,677,086

Long-term portion operating lease liability	132,253	268,723

Total liabilities	1,771,480	2,945,809

Commitments and contingencies (Note 5)

Member’s equity	11,131,999	11,269,882

Total liabilities and member’s equity	$12,903,479	$14,215,691
F-3

United States Commodity Funds LLC
Notes to the Financial statements
December 31, 2021 and 2020

1.	Business

In May 2005, United States Commodity Funds LLC (“USCF” or the “Company”), a wholly-owned subsidiary of Wainwright Holdings Inc. (“Wainwright”), was formed as a single member limited liability company in the State of Delaware. Wainwright is an intermediate holding company that owns USCF and another advisor of exchange traded funds. Wainwright is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly known as “Concierge Technologies, Inc.) which is a public company that owns various financial and non-financial businesses, and is currently traded on the NYSE American under the ticker MGLD effective March 10, 2022. USCF is a registered commodity pool operator with the Commodity Futures Trading Commission (“CFTC”) effective December 1, 2005 and a member of the National Futures Association (“NFA”). USCF serves as the general partner (“General Partner”) for six limited partnerships (each an “LP”) and sponsor (“Sponsor”) for the United States Commodity Index Funds Trust (“USCIF Trust”), and each series thereof, in each case as noted below.

USCF as General Partner for the following Funds:
United States Oil Fund, LP (“USO”)	Organized as a Delaware limited partnership in May 2005
United States Natural Gas Fund, LP (“UNG”)	Organized as a Delaware limited partnership in November 2006
United States Gasoline Fund, LP (“UGA”)	Organized as a Delaware limited partnership in April 2007
United States 12 Month Oil Fund, LP (“USL”)	Organized as a Delaware limited partnership in June 2007
United States 12 Month Natural Gas Fund, LP (“UNL”)	Organized as a Delaware limited partnership in June 2007
United States Brent Oil Fund, LP (“BNO”)	Organized as a Delaware limited partnership in September 2009
USCF as Sponsor - each a series of the USCIF Trust:
United States Commodity Index Fund (“USCI”)	A series of the USCIF Trust created in April 2010
United States Copper Index Fund (“CPER”)	A series of the USCIF Trust created in November 2010

Each of the limited partnerships together with each series of the USCIF Trust as set forth above is referred to individually as a “Fund” and are referred to collectively as the “Funds” hereafter. Each of the Funds is an exchange traded fund that registers its shares under the Securities Act of 1933, as amended, and each Fund’s shares are traded on the NYSE Arca, Inc.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statements of financial condition of the Company have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F-4

United States Commodity Funds LLC
Notes to the Financial statements
December 31, 2021 and 2020

2.	Summary of Significant Accounting Policies, continued

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less at the date of purchase to be cash equivalents. The Company places its cash with various high credit quality institutions. At times, the Company maintains cash deposits in excess of the United States Federal Deposit Insurance Corporation coverage of $250,000, but the Company does not expect any losses.

Management Fees Receivable – Related Party

Management fees receivable generally consist of one month of management fees which are collected in the month after they are earned. The Company is the General Partner or Sponsor of various Funds for which the Company earns a management fee.

Management closely monitors receivables and records an allowance for any balances that are determined to be uncollectible. As of December 31, 2021 and 2020, the Company considered all remaining accounts receivable to be fully collectible.

Investments

Management determines the appropriate classification of investments at the time of purchase based upon management’s intent with respect to such investments. Investments consist of equities and money market funds. Investments are classified as available-for-sale securities. The Company measures the investments at estimated fair value at period end.

Revenue Recognition – Related Parties

The Company recognizes revenue under the Funds’ respective Limited Partnership Agreements, as amended from time to time (the “Limited Partnership Agreements”) and the Trust Agreements, as amended from time to time (the “Trust Agreement”). These agreements provide for fees based upon a percentage of the daily average net asset value of the Funds. The Company is responsible for investing the assets of the Funds in accordance with the objectives and policies of the respective Funds. In addition, the Company has arranged for one or more third parties to provide administrative, custody, accounting, transfer agency and other necessary services to the Funds and is contractually obligated to pay for these services. The Funds are contractually obligated to pay the Company a management fee, which is paid monthly, based on the average daily net assets of the Funds.

USO pays a management fee of 0.45% (45 basis points) per annum on its average daily net assets. UNG pays a fee equal to 0.60% (60 basis points) per annum on average daily net assets of $1,000,000,000 or less and 0.50% (50 basis points) of average daily net assets that are greater than $1,000,000,000. USL and UGA each pay a fee of 0.60% (60 basis points) per annum on their average daily net assets. UNL and BNO each pay a fee of 0.75% (75 basis points) per annum on their average daily net assets. USCI pays a fee of 0.80% (80 basis points) per annum on its average daily net assets. CPER pays a fee of 0.65% (65 basis points) per annum on its average daily net assets.

The Company recognizes revenue in accordance with Accounting Standards Codification 606 (“ASC 606”), Revenue from Contracts with Customers. Management fees are recognized in the period earned in accordance with the terms of their respective agreements. Given the nature of our operations, the Company has not capitalized any costs to obtain or fulfill contracts as of December 31, 2021 or 2020.

F-5

United States Commodity Funds LLC
Notes to the Financial statements
December 31, 2021 and 2020

2.	Summary of Significant Accounting Policies, continued

Expense Waivers Payable

The Company has voluntarily agreed to pay certain expenses normally borne by UGA, UNL, BNO and CPER to the extent such expenses exceed 0.15% (15 basis points) of the respective fund’s average daily net assets, on an annualized basis. The Company has no obligation to continue such payments into subsequent periods and effective May 1, 2021 the Company discontinued expense waiver reimbursements for BNO, CPER and UGA although the expense waiver for UNL remains in place. Expense waivers payable totaled $128,748 and $975,228 as of December 31, 2021 and 2020, respectively.

Fund Start-up Costs

The Company expenses all startup expenses associated with the registration of each fund and the expense is charged to general and administrative expense. Fund startup expenses include costs relating to the initial registration of shares and include, but are not limited to, legal fees pertaining to the initial registration of shares, SEC and FINRA registration fees, initial fees to be listed on an exchange, and other similar costs.

The Funds pay for all brokerage fees, taxes and other expenses, including registration or other fees paid to the SEC, the Financial Industry Regulatory Authority (“FINRA”) formerly the National Association of Securities Dealers, or any other regulatory agency in connection with the offer and sale of subsequent shares after their initial registration and all legal, accounting, printing, and other expenses associated therewith.

Fair Value Measurements

The Company’s short-term investments are carried at estimated fair value. In determining fair value, the Company follows the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement (“ASC 820”). Under ASC 820, the fair value is defined as the price that would be received upon the sale of an asset or paid to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a fair value hierarchy based on the lowest level input that is significant to the fair value measurement in its entirety:

Level 1 – Quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities, without adjustment.

Level 2 – Quoted prices in markets that are not considered to be active for identical or similar assets or liabilities, quoted prices in active markets of similar assets or liabilities, and inputs other than quoted prices that are observable or can be corroborated by observable market data.

Level 3 – Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment.

Short-term investments are valued at the closing price reported on the active market on which the individual securities are traded. The Company’s other financial instruments, which include cash and cash equivalents, accounts receivable, accounts payable and waivers payable, are carried at cost which approximates fair value given the short duration of these instruments.

F-6

United States Commodity Funds LLC
Notes to the Financial statements
December 31, 2021 and 2020

2.	Summary of Significant Accounting Policies, continued

Income Taxes

The Company has filed an election with the Internal Revenue Service to be treated as an association taxable as a corporation. The Company now files a federal consolidated income tax return with entities not included on these financials, previously the Company filed its own stand-alone tax returns. In connection with filing a consolidated federal income tax return, the tax benefit of utilizing tax losses generated by the consolidated group is not reflected on USCF’s statements of financial condition. The tax provision is prepared as if the Company filed its own stand-alone tax returns. The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases, valuation of net operating losses and tax credit carryforwards, if any.

Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. If necessary, a valuation allowance is recorded to reduce the carrying amounts of deferred tax assets until it is more likely than not that such assets will be realized.

The Company provides for uncertain tax positions using guidance which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It provides that a tax benefit from an uncertain tax position may be recognized when it is more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of the accounting standard and in subsequent periods. In addition, the accounting standard provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Concentration of Credit Risk

Concentrations of management fees receivable as of December 31, 2021 and 2020 are as follows:

	December 31, 2021
Fund	Management Fees Receivable

USO	$938,444	56%
UNG	200,357	12%
USCI	157,824	9%
All Others	396,546	23%

Total	$1,693,171	100%

	December 31, 2020
Fund	Management Fees Receivable

USO	$1,407,566	67%
BNO	221,385	11%
UNG	212,103	10%
All Others	249,897	12%

Total	$2,090,951	100%

F-7

United States Commodity Funds LLC
Notes to the Financial statements
December 31, 2021 and 2020

2.	Summary of Significant Accounting Policies, continued

Recent Accounting Pronouncements

In June 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Board Update (“ASU”) 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, and also issued subsequent amendments to the initial guidance: ASU 2018-19, ASU 2019-04, ASU 2019-05, ASU 2019-10, and ASU 2019-11, which replace the existing incurred loss impairment model with an expected credit loss model and require a financial asset measured at amortized cost to be presented at the net amount expected to be collected. The new guidance will be effective for annual reporting periods beginning after December 15, 2022 (as amended by ASU 2019-10), including interim periods within that annual period. The Company anticipates the adoption of the standard will lead to changes in disclosures as well as insignificant changes related to the period of recognition of losses on its receivables.

No other recently issued accounting pronouncements are expected to have a material impact on the Company’s financial statements.

3.	Investments and Fair Value Measurements

Investments measured at estimated fair value consist of the following as of December 31, 2021 and 2020:

	December 31, 2021
		Gross	Gross
		Unrealized	Unrealized	Estimated
	Cost	Gains	(Losses)	Fair Value

Money market funds	$1,050,040	$—	$—	$1,050,040
Equities	1,421	—	(115)	1,306

Total investments	$1,051,461	$—	$(115)	$1,051,346

	December 31, 2020
		Gross	Gross
		Unrealized	Unrealized	Estimated
	Cost	Gains	Losses	Fair Value

Money market funds	$1,049,880	$—	$—	$1,049,880
Equities	1,421	—	(389)	1,032

Total investments	$1,051,301	$—	$(389)	$1,050,912

F-8

United States Commodity Funds LLC
Notes to the Financial statements
December 31, 2021 and 2020

The following tables summarize the valuation of the Company’s securities at December 31, 2021 and 2020 using the fair value hierarchy:

	December 31, 2021
	Total	Level 1	Level 2	Level 3
Money market funds	$1,050,040	$1,050,040	$—	$—
Equities	1,306	1,306	—	—

Total	$1,051,346	$1,051,346	$—	$—

	December 31, 2020
	Total	Level 1	Level 2	Level 3
Money market funds	$1,049,880	$1,049,880	$—	$—
Equities	1,032	1,032	—	—

Total	$1,050,912	$1,050,912	$—	$—

During the twelve months ended December 31, 2021 and 2020, there were no transfers between Level 1 and Level 2.

4.	Accumulated Other Comprehensive Income (Loss)

As of December 31, 2021 and 2020 there was no accumulated other comprehensive income (loss) balances for inclusion in member’s equity on the statements of financial condition.

5.	Commitments and Contingencies

Operating Leases

The Company determines if an arrangement is a lease at inception. Operating leases are included in operating lease right-of-use assets, accrued expenses, and long-term operating lease liabilities in the statements of financial condition. Right-of-use assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Operating lease right-of-use assets and liabilities are recognized at the lease commencement date based on the present value of lease payments over the lease term. In determining the present value of lease payments, the Company uses its incremental borrowing rate based on the information available at the lease commencement date. The operating lease right-of-use assets also include any lease payments made at or before the commencement date and are reduced by any lease incentives received. The Company’s lease terms may include options to extend or not terminate the lease when it is reasonably certain that it will exercise any such options. For its lease, the Company concluded that it is not reasonably certain that any renewal options would be exercised, and, therefore, the amounts are not recognized as part of operating lease right-of-use assets nor operating lease liabilities.

Fixed lease expense payments are recognized on a straight-line basis over the lease term. Variable lease payments vary because of changes in facts or circumstances occurring after the commencement date, other than the passage of time. The Company’s operating lease agreement includes variable payments that are passed through by the landlord, such as insurance, taxes, and common area maintenance. Variable payments are deemed immaterial and are expensed as incurred.

F-9

United States Commodity Funds LLC
Notes to the Financial statements
December 31, 2021 and 2020

5.	Commitments and Contingencies, continued

The Company has one operating lease which is for its office space in Walnut Creek, California, which expires in December 2023. The Company does not have any finance leases.

Future minimum rental payments required under the operating lease, are as follows:

For the year ending December 31:

2022	$162,880
2023	167,583

Total minimum lease payments	330,463

Less: present value discount	(61,740)

Total operating lease liabilities	$268,723

The remaining lease term was approximately two years as of December 31, 2021 and a discount rate of 6.0% was used to determine the total operating lease liabilities.

Contingencies

From time to time, the Company may be involved in legal proceedings arising primarily from the ordinary course of its business. Except as described herein, USCF is not currently party to any material legal proceedings.

SEC and CFTC Wells Notices

On November 8, 2021 the Company, together with USO, for which USCF is the general partner, announced a resolution with each of the U.S. Securities and Exchange Commission (the “SEC”) and the CFTC relating to matters set forth in certain Wells Notices issued by the staffs of each of the SEC and CFTC, as detailed below.

On August 17, 2020, USCF, USO, and John Love received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice relates to USO’s disclosures in late April 2020 and early May 2020 regarding constraints imposed on USO’s ability to invest in Oil Futures Contracts. The SEC Wells Notice states that the SEC staff has made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the 1933 Act and Section 10(b) of the 1934 Act and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions.

Subsequently, on August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice states that the CFTC staff has made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the CEA, 7 U.S.C. §§ 6o(1)(A), (B), 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

F-10

United States Commodity Funds LLC
Notes to the Financial statements
December 31, 2021 and 2020

5.	Commitments and Contingencies, continued

On November 8, 2021, acting pursuant to an offer of settlement submitted by USCF and USO, the SEC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 8A of the 1933 Act, directing USCF and USO to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, 15 U.S.C. § 77q(a)(3) (the “SEC Order”). In the SEC Order, the SEC made findings that, from April 24, 2020 to May 21, 2020, USCF and USO violated Section 17(a)(3) of 1933 Act, which provides that it is “unlawful for any person in the offer or sale of any securities .. . . to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.” USCF and USO consented to entry of the SEC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Separately, on November 8, 2021, acting pursuant to an offer of settlement submitted by USCF, the CFTC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 6(c) and (d) of the CEA, directing USCF to cease and desist from committing or causing any violations of Section 4o(1)(B) of the CEA, 7 U.S.C. § 6o(1)(B), and CFTC Regulation 4.41(a)(2), 17 C.F.R. § 4.41(a)(2) (the “CFTC Order”). In the CFTC Order, the CFTC made findings that, from on or about April 22, 2020 to June 12, 2020, USCF violated Section 4o(1)(B) of the CEA and CFTC Regulation 4.41(a)(2), which make it unlawful for any commodity pool operator (“CPO”) to engage in “any transaction, practice, or course of business which operates as a fraud or deceit upon any client or participant or prospective client or participant” and prohibit a CPO from advertising in a manner which “operates as a fraud or deceit upon any client or participant or prospective client or participant,” respectively. USCF consented to entry of the CFTC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Pursuant to the SEC Order and the CFTC Order, in addition to the command to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, Section 4o(1)(B) of the CEA, and CFTC Regulation 4.14(a)(2), civil monetary penalties totaling two million five hundred thousand dollars ($2,500,000) in the aggregate were paid to the SEC and CFTC, of which one million two hundred fifty thousand dollars ($1,250,000) was paid by USCF to each of the SEC and the CFTC, respectively, pursuant to the offsets permitted under the orders. The SEC Order can be accessed at www.sec.gov and the CFTC Order can be accessed at www.cftc.gov.

In re: United States Oil Fund, LP Securities Litigation

On June 19, 2020, USCF, USO, John P. Love, and Stuart P. Crumbaugh were named as defendants in a putative class action filed by purported shareholder Robert Lucas (the “Lucas Class Action”).  The Court thereafter consolidated the Lucas Class Action with two related putative class actions filed on July 31, 2020 and August 13, 2020, and appointed a lead plaintiff.  The consolidated class action is pending in the U.S. District Court for the Southern District of New York under the caption In re: United States Oil Fund, LP Securities Litigation, Civil Action No. 1:20-cv-04740.

On November 30, 2020, the lead plaintiff filed an amended complaint (the “Amended Lucas Class Complaint”). The Amended Lucas Class Complaint asserts claims under the 1933 Act, the 1934 Act, and Rule 10b-5.  The Amended Lucas Class Complaint challenges statements in registration statements that became effective on February 25, 2020 and March 23, 2020 as well as subsequent public statements through April 2020 concerning certain extraordinary market conditions and the attendant risks that caused the demand for oil to fall precipitously, including the COVID-19 global pandemic and the Saudi Arabia-Russia oil price war.  The Amended Lucas Class Complaint purports to have been brought by an investor in USO on behalf of a class of similarly-situated shareholders who purchased USO securities between February 25, 2020 and April 28, 2020 and pursuant to the challenged registration statements.  The Amended Lucas Class Complaint seeks to certify a class and to award the class compensatory damages at an amount to be determined at trial as well as costs and attorney’s fees.  The Amended Lucas Class Complaint named as defendants USCF, USO, John P. Love, Stuart P. Crumbaugh, Nicholas D. Gerber, Andrew F Ngim, Robert L. Nguyen, Peter M. Robinson, Gordon L. Ellis, and Malcolm R. Fobes III, as well as the marketing agent, ALPS Distributors, Inc., and the Authorized Participants: ABN Amro, BNP Paribas Securities Corporation, Citadel Securities LLC, Citigroup Global Markets, Inc., Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc., Goldman Sachs & Company, J.P. Morgan Securities Inc., Merrill Lynch Professional Clearing Corporation, Morgan Stanley & Company Inc., Nomura Securities International Inc., RBC Capital Markets LLC, SG Americas Securities LLC, UBS Securities LLC, and Virtu Financial BD LLC.

F-11

United States Commodity Funds LLC
Notes to the Financial statements
December 31, 2021 and 2020

5.	Commitments and Contingencies, continued

The lead plaintiff has filed a notice of voluntary dismissal of its claims against BNP Paribas Securities Corporation, Citadel Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc., Morgan Stanley & Company, Inc., Nomura Securities International, Inc., RBC Capital Markets, LLC, SG Americas Securities LLC, and UBS Securities LLC.

USCF, USO, and the individual defendants in In re: United States Oil Fund, LP Securities Litigation intend to vigorously contest such claims and has moved for their dismissal.

Wang Class Action

On July 10, 2020, purported shareholder Momo Wang filed a putative class action complaint, individually and on behalf of others similarly situated, against defendants USO, USCF, John P. Love, Stuart P. Crumbaugh, Nicholas D. Gerber, Andrew F Ngim, Robert L. Nguyen, Peter M. Robinson, Gordon L. Ellis, Malcolm R. Fobes, III, ABN Amro, BNP Paribas Securities Corp., Citadel Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc., Goldman Sachs & Company, JP Morgan Securities Inc., Merrill Lynch Professional Clearing Corp., Morgan Stanley & Company Inc., Nomura Securities International Inc., RBC Capital Markets LLC, SG Americas Securities LLC, UBS Securities LLC, and Virtu Financial BD LLC, in the U.S. District Court for the Northern District of California as Civil Action No. 3:20-cv-4596 (the “Wang Class Action”).

The Wang Class Action asserted federal securities claims under the 1933 Act, challenging disclosures in a March 19, 2020 registration statement. It alleged that the defendants failed to disclose to investors in USO certain extraordinary market conditions and the attendant risks that caused the demand for oil to fall precipitously, including the COVID-19 global pandemic and the Saudi Arabia-Russia oil price war. The Wang Class Action was voluntarily dismissed on August 4, 2020.

Mehan Action

On August 10, 2020, purported shareholder Darshan Mehan filed a derivative action on behalf of nominal defendant USO, against defendants USCF, John P. Love, Stuart P. Crumbaugh, Nicholas D. Gerber, Andrew F Ngim, Robert L. Nguyen, Peter M. Robinson, Gordon L. Ellis, and Malcolm R. Fobes, III (the “Mehan Action”). The action is pending in the Superior Court of the State of California for the County of Alameda as Case No. RG20070732.

The Mehan Action alleges that the defendants breached their fiduciary duties to USO and failed to act in good faith in connection with a March 19, 2020 registration statement and offering and disclosures regarding certain extraordinary market conditions that caused demand for oil to fall precipitously, including the COVID-19 global pandemic and the Saudi Arabia-Russia oil price war. The complaint seeks, on behalf of USO, compensatory damages, restitution, equitable relief, attorney’s fees, and costs. All proceedings in the Mehan Action are stayed pending disposition of the motion(s) to dismiss in In re: United States Oil Fund, LP Securities Litigation.

USCF, USO, and the other defendants intend to vigorously contest such claims.

In re United States Oil Fund, LP Derivative Litigation

On August 27, 2020, purported shareholders Michael Cantrell and AML Pharm. Inc. DBA Golden International filed two separate derivative actions on behalf of nominal defendant USO, against defendants USCF, John P. Love, Stuart P. Crumbaugh, Andrew F Ngim, Gordon L. Ellis, Malcolm R. Fobes, III, Nicholas D. Gerber, Robert L. Nguyen, and Peter M. Robinson in the U.S. District Court for the Southern District of New York at Civil Action No. 1:20-cv-06974 (the “Cantrell Action”) and Civil Action No. 1:20-cv-06981 (the “AML Action”), respectively.

The complaints in the Cantrell and AML Actions are nearly identical. They each allege violations of Sections 10(b), 20(a) and 21D of the 1934 Act, Rule 10b-5 thereunder, and common law claims of breach of fiduciary duties, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets. These allegations stem from USO’s disclosures and defendants’ alleged actions in light of the extraordinary market conditions in 2020 that caused demand for oil to fall precipitously, including the COVID-19 global pandemic and the Saudi Arabia-Russia oil price war. The complaints seek, on behalf of USO, compensatory damages, restitution, equitable relief, attorney’s fees, and costs. The plaintiffs in the Cantrell and AML Actions have marked their actions as related to the Lucas Class Action.

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United States Commodity Funds LLC
Notes to the Financial statements
December 31, 2021 and 2020

5.	Commitments and Contingencies, continued

The Court entered and consolidated the Cantrell and AML Actions under the caption In re United States Oil Fund, LP Derivative Litigation, Civil Action No. 1:20-cv-06974 and appointed co-lead counsel. All proceedings in In re United States Oil Fund, LP Derivative Litigation are stayed pending disposition of the motion(s) to dismiss in In re: United States Oil Fund, LP Securities Litigation.

USCF, USO, and the other defendants intend to vigorously contest the claims in In re United States Oil Fund, LP Derivative Litigation.  No accrual has been recorded with respect to the above legal matters as of December 31, 2021 and December 31, 2020. We are currently unable to predict the timing or outcome of, or reasonably estimate the possible losses or range of, possible losses resulting from these matters. It is reasonably possible that this estimate will change in the near term. An adverse outcome regarding these matters could materially adversely affect the Company’s financial condition, results of operations and cash flows.

6.	Income Taxes

The Company has filed an election with the Internal Revenue Service to be treated as an association taxable as a corporation. The Company files a federal consolidated income tax return with entities not included on these financials. In connection with being part of a consolidated federal income tax return, the tax benefit of utilizing tax losses, if any, generated by the consolidated group is not reflected on USCF’s statements of financial condition. In connection with filing a consolidated federal income tax return, the Company has recorded federal income tax expense and deferred tax assets at the legal entity level as if it was filing its own stand-alone taxes.

The Company presents its tax positions on a net basis on its statements of financial condition. The Company has recorded a net tax payable of $300,558, consisting of a $890,222 federal tax payable and a $589,664 state tax receivable, and a net tax payable of $325,051 consisting of $900,965 federal tax payable and a $575,914 state tax receivable, as of December 31, 2021 and 2020, respectively, related to anticipated tax payments and net refunds on previously filed tax returns.

Deferred tax assets and liabilities reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets as of December 31, 2021 and 2020 are as follows:

	2021	2020

Deferred tax assets:
Fund start-up costs	$380,704	$449,930
Accruals, reserves and other	106,489	123,807

Gross deferred tax assets	487,193	573,737
Less valuation allowance	—	—

Total deferred tax assets	$487,193	$573,737

The majority of the deferred tax assets relate to startup costs associated with the organization and registration of the Funds for which the Company is a general partner and having paid such costs.

Realization of the deferred tax assets is dependent upon future taxable income, if any, the amount and timing of which is uncertain. Based upon available objective evidence, management believes it is more likely than not that the net deferred tax assets will be fully realizable.

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United States Commodity Funds LLC
Notes to the Financial statements
December 31, 2021 and 2020

6.	Income Taxes, continued

The Company is subject to income taxes in the U.S. federal jurisdiction and various state jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. The Company’s tax years 2017 through 2021 will remain open for examination by the federal and state authorities for three and four years, respectively. As of December 31, 2021, there were no active taxing authority examinations for the Company on the related party that files the consolidated tax return.

The Company had unrecognized tax benefits (“UTBs”) of approximately $15,000 for both years ended December 31, 2021 and 2020. The Company will recognize interest and penalties, when they occur, related to uncertain tax provisions as a component of tax expense. The Company does not expect its UTBs to change significantly over the next 12 months.

7.	Related Party Transactions

Management fees receivable, totaling $1,693,171 and $2,090,951 as of December 31, 2021 and 2020, respectively, were owed from the Funds, which are considered related parties. Waivers payable, totaling $128,748 and $975,228 as of December 31, 2021 and 2020, respectively, were owed to these related parties.

From time to time the Company makes certain payments for the benefit of affiliated entities and records a receivable from those entities. As of December 31, 2021 and 2020 the receivable was approximately $69,000 and $35,000, respectively, and is included in other current assets on the statements of financial position.

The Company made dividend distributions of $5,750,000 and $750,000 to its member Wainwright during the years ended December 31, 2021 and 2020, respectively.

8.	COVID-19

Beginning in 2020, the COVID-19 outbreak resulted in the temporary closure or disruption of many businesses. While the impact is currently expected to be temporary, there is considerable uncertainty around the duration. The recent or future developments may impact results of our operations and financial position in future periods.

9.	Subsequent Events

The Company evaluated subsequent events for recognition and disclosure through March 24, 2022, the date the statements of financial condition were issued or filed. Nothing has occurred outside normal operations since that required recognition or disclosure in these statements of financial condition other than the items noted below.

On February 23, 2022, the Company approved a $500,000 dividend to Wainwright and was paid on March 8, 2022.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of the military action, resulting sanctions and future market disruptions in the region are impossible to predict, but could be significant and may have a severe adverse effect on the region. Among other things, the conflict has resulted in increased volatility in the markets for certain securities and commodities, including oil and natural gas, and other sectors. At this time, the situation is rapidly evolving and may evolve in a way that could have a negative impact on the Company and the Funds in the future.

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